united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22638

Arrow Investments Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 , Laurel MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 1/31

Date of reporting period: 1/31/20

Item 1. Reports to Stockholders.

Arrow QVM Equity Factor ETF

QVM

Annual Report

January 31, 2020

1-877-277-6933

1-877-ARROW-FD

www.ArrowFunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.ArrowFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder:

We are pleased to present this annual report for the Arrow QVM Equity Factor ETF (“QVM” or “the Fund”) for the one-year period ended January 31, 2020.

QVM seeks investment results that correspond generally to the performance, before fees and expenses, of the A.I. Quality Value Momentum Index.

The Fund’s portfolio is managed to closely replicate the holdings of the A.I. Quality Value Momentum Index (AIQVM, the “Index” or the “Benchmark”), which is comprised of 50 domestic equities. As of January 31, 2020, the Fund held all 50 of the Index constituents. As of the January 31, 2020 semi-annual Index reconstitution, the Benchmark portfolio consisted of 69% large-cap, 20% mid-cap and 11% small-cap stocks.

Management’s Discussion of Fund Performance

All Fund performance herein is based on net asset value (“NAV”) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors, including, but not limited to, trading commissions, bid/ask spreads, premium/discounts relative to the NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

For the one-year period ended January 31, 2020, using daily data, the Fund has tracked the Index’s performance with 98.6% correlation. Timing of trades, portfolio replication, cost of trade execution, management fees and other market factors may lead to performance tracking discrepancies from the Benchmark.

For the one-year period ended January 31, 2020, the performance of QVM was up 10.39%, while the AIQVM Index was up 10.19%. For a broad market comparison, the U.S. stock market was also down for the same one-year period, with the S&P 500 Index returning 21.68%. From the inception (first trade date) of the Fund on February 27, 2015 through January 31, 2020, performance of QVM was up 5.38% (annualized), while the benchmark A.I. Quality Value Momentum Index was up 5.32% (annualized). The S&P 500 Index was up an annualized 11.30% over this same period. With a mix of value-slanting stocks with a focus on quality, the Fund performed well, but did underperform the broad market from inception to January 31, 2020. Generally speaking, the stock market was positive across most styles and sectors. Over the last rolling 12-month period. However, the combination of quality, value and momentum stock selection criteria employed by the Fund underperformed the broad market, which continued to favor the growth style over the Fund’s value-oriented style.

The top three positively contributing stocks held by the portfolio in the past year were Apple Inc, Lam Research Corp. and Aircastle Limited. The three that detracted the most, all with negative performance contributions, were Allliance Resource Partners, L.P., Arch Coal, Inc., and Walgreens Boots Alliance, Inc.

Although income is not a primary investment objective, the Index methodology does screen for stocks with above-average dividends. The Fund generally pays distributions on a quarterly basis, or as needed if special distributions are required. As of the last distribution made during the reporting period on December 27, 2019 the Fund’s 30-day SEC yield was 3.00% and the 12-month distribution rate was 3.5%.

For more information about current performance, holdings, or historical premiums/discounts, please visit our website at www.arrowfunds.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato

Chief Executive Officer

Arrow Investment Advisors, LLC

March 2020

AD-031820

Arrow QVM Equity Factor ETF
PORTFOLIO REVIEW (Unaudited)
January 31, 2020

The Fund’s performance figures* for the years ended January 31, 2020, as compared to its benchmarks:

			Annualized
		Annualized	Since Inception** -
	One Year	Three Year	January 31, 2020
Arrow QVM Equity Factor ETF - NAV	10.39%	8.95%	5.38%
Arrow QVM Equity Factor ETF - Market Price	10.48%	8.94%	5.30%
AI Quality Value Momentum Index	10.19%	8.81%	5.32%
S&P 500 Total Return Index	21.68%	14.54%	11.30%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded Net Asset Value (“NAV”) on January 31, 2020. Performance data current to the most recent month end may be obtained by visiting www.arrowfunds.com or by calling 1-877-277-6933.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.arrowfunds.com. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements, are 2.49% per the June 1, 2019 prospectus. After fee waivers and/or expense reimbursements, the Fund’s total annual operating expenses are 0.65%. Please see the Financial Highlights for a more recent expense ratio.

**	As of the close of business on the day of commencement of trading on February 27, 2015.

AI Quality Value Momentum Index (AIQVM) is a US based index, composed of quality rankings that measure profitability, consistency of earnings, and management confidence. The combined models aim to reduce volatility and are combined with value and long term momentum rankings to enhance performance.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by sector are as follows:

Sector	% of Net Assets
Financials	40.1%
Consumer Discretionary	29.7%
Industrials	10.0%
Technology	9.9%
Materials	5.8%
Communications	2.0%
Consumer Staples	2.0%
Other Assets Less Liabilities	0.5%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Arrow QVM Equity Factor ETF
PORTFOLIO OF INVESTMENTS
January 31, 2020

Shares		Value
	COMMON STOCKS - 99.5%
	AEROSPACE & DEFENSE - 4.0%
199	Lockheed Martin Corp.	$85,196
225	Northrop Grumman Corp.	84,278
		169,474
	APPAREL & TEXTILE PRODUCTS - 2.0%
782	Carter’s, Inc.	82,947

	ASSET MANAGEMENT - 7.9%
508	Ameriprise Financial, Inc.	84,028
1,846	Eaton Vance Corp.	84,455
906	LPL Financial Holdings, Inc.	83,470
634	T Rowe Price Group, Inc.	84,658
		336,611
	AUTOMOTIVE - 4.0%
2,799	Gentex Corp.	83,326
1,680	Magna International, Inc.	85,159
		168,485
	BANKING - 20.1%
947	Bank of Hawaii Corp.	84,851
1,572	Bank of Nova Scotia	85,863
2,285	Citizens Financial Group, Inc.	85,185
6,299	Huntington Bancshares, Inc.	85,477
637	JPMorgan Chase & Co.	84,313
4,540	KeyCorp	84,943
1,081	Royal Bank of Canada	85,356
1,597	US Bancorp	84,992
1,808	Wells Fargo & Co.	84,868
1,528	Western Alliance Bancorp *	84,392
		850,240
	CHEMICALS - 3.8%
786	Celanese Corp.	81,351
1,038	LyondellBasell Industries NV	80,819
		162,170
	COMMERCIAL SERVICES - 2.0%
922	ManpowerGroup, Inc.	84,354

	GAMING, LODGING & RESTAURANTS - 2.0%
1,709	Wyndham Destinations, Inc.	82,938

	HARDWARE - 5.9%
267	Apple, Inc.	82,639
1,484	Seagate Technology PLC	84,573
2,342	Xerox Holdings Corporation	83,305
		250,517
	HOME & OFFICE PRODUCTS - 5.9%
9,592	ACCO Brands Corp.	82,875
1,655	Patrick Industries, Inc. *	85,861
567	Whirlpool Corp.	82,878
		251,614

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF
PORTFOLIO OF INVESTMENTS(Continued)
January 31, 2020

Shares		Value
	INDUSTRIAL SERVICES - 2.0%
2,253	Triton International Limited	$84,600

	IRON & STEEL - 2.0%
736	Reliance Steel & Aluminum Co.	84,493

	MACHINERY - 2.0%
992	Oshkosh Corp.	85,352

	MEDIA - 2.0%
1,140	Omnicom Group, Inc.	85,853

	REAL ESTATE - 2.0%
5,912	iStar, Inc.	86,079

	RETAIL - CONSUMER STAPLES - 2.0%
755	Target Corp.	83,609

	RETAIL - DISCRETIONARY - 13.9%
994	Best Buy Co., Inc.	84,182
1,907	Dick’s Sporting Goods, Inc.	84,347
831	Group 1 Automotive, Inc.	83,740
372	Home Depot, Inc.	84,853
606	Lithia Motors, Inc.	82,198
1,799	Penske Automotive Group, Inc.	84,499
1,191	Williams-Sonoma, Inc.	83,465
		587,284
	SEMICONDUCTOR - 2.0%
279	Lam Research Corp.	83,201

	SPECIALTY FINANCE - 10.0%
1,134	Discover Financial Services	85,197
5,813	Navient Corp.	83,591
3,242	Santander Consumer USA Holdings, Inc.	86,302
2,615	Synchrony Financial	84,752
3,138	Western Union Co.	84,412
		424,254
	TECHNOLOGY SERVICES - 2.0%
647	CDW Corp.	84,401

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF
PORTFOLIO OF INVESTMENTS(Continued)
January 31, 2020

Shares		Value
	TRANSPORTATION EQUIPMENT - 2.0%
521	Cummins, Inc.	$83,344

	TOTAL COMMON STOCKS (Cost - $3,886,304)	4,211,820

	TOTAL INVESTMENTS - 99.5% (Cost $3,886,304)	$4,211,820
	OTHER ASSETS LESS LIABILITIES - 0.5%	22,229
	NET ASSETS - 100.0%	$4,234,049

*	Non-income producing security.

NV - Naamloze Vennootschap

PLC - Public Limited Company

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2020

ASSETS
Investment securities:
At cost	$3,886,304
At value	$4,211,820
Cash	2,232
Due from Advisor	10,820
Receivable for investments sold	3,580,705
Receivable for Fund shares sold	1,445,536
Dividends and interest receivable	8,033
Prepaid Expense	305
TOTAL ASSETS	9,259,451

LIABILITIES
Payable for investments purchased	3,570,910
Payable for Fund shares repurchased	1,411,282
Payable to Related Parties	3,276
Accrued expenses and other liabilities	39,934
TOTAL LIABILITIES	5,025,402
NET ASSETS	$4,234,049

Net Assets Consist Of:
Paid in capital	$4,959,185
Accumulated deficit	(725,136)
NET ASSETS	$4,234,049

Net Asset Value Per Share:
Net Assets	$4,234,049
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	150,000
Net asset value (Net Assets ÷ Shares Outstanding)	$28.23

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2020

INVESTMENT INCOME
Dividends (Foreign tax withholdings $2,416)	$141,471
Interest	132
TOTAL INVESTMENT INCOME	141,603

EXPENSES
Investment advisory fees	26,127
Audit fees	13,239
Custodian fees	11,671
Transfer agent fees	10,800
Administrative services	10,654
Printing and postage expenses	7,842
Legal fees	7,815
Trustees fees and expenses	6,794
Listing expenses	5,192
Professional fees	280
Insurance expense	172
TOTAL EXPENSES	100,586
Less: Fees waived/ expenses reimbursed by the Advisor	(72,264)
NET EXPENSES	28,322

NET INVESTMENT INCOME	113,281

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
In-kind redemptions	416,747
Investments	(320,076)
Foreign currency transactions	(32)
96,639
Net change in unrealized appreciation (depreciation) on:
Investments	190,446
Foreign currency translations	(24)
190,422

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	287,061

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$400,342

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	January 31, 2020	January 31, 2019
FROM OPERATIONS
Net investment income	$113,281	$96,215
Net realized gain (loss) on investments and foreign currency transactions	96,639	(4,760)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	190,422	(292,266)
Net increase (decrease) in net assets resulting from operations	400,342	(200,811)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital	(14,397)	(31,118)
Total other distributions paid	(126,008)	(93,010)
Net decrease in net assets resulting from distributions to shareholders	(140,405)	(124,128)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,851,610	2,666,766
Cost of shares redeemed	(4,158,127)	(1,429,003)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(1,306,517)	1,237,763

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,046,580)	912,824

NET ASSETS
Beginning of Year	5,280,629	4,367,805
End of Year	$4,234,049	$5,280,629

SHARE ACTIVITY
Shares Sold	100,000	100,000
Shares Redeemed	(150,000)	(50,000)
Net increase (decrease) in shares of beneficial interest outstanding	(50,000)	50,000

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	January 31, 2020	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016 (1)
Net asset value, beginning of period	$26.40	$29.12	$23.78	$21.50	$25.00
Activity from investment operations:
Net investment income (2)	0.72	0.62	0.50	0.52	0.30
Net realized and unrealized gain (loss) on investments	2.02	(2.62)	5.55	2.57	(3.50)
Total from investment operations	2.74	(2.00)	6.05	3.09	(3.20)
Less distributions from:
Net investment income	(0.81)	(0.56)	(0.44)	(0.54)	(0.30)
Return of capital	(0.10)	(0.16)	(0.27)	(0.27)	—
Total distributions	(0.91)	(0.72)	(0.71)	(0.81)	(0.30)
Net asset value, end of period	$28.23	$26.40	$29.12	$23.78	$21.50
Total return (6)(8)	10.39%	(6.85)%	25.77%	14.52%	(12.90	)% (4)(7)
Net assets, at end of period (000s)	$4,234	$5,281	$4,368	$3,567	$5,375
Ratio of gross expenses to average net assets (9)	2.31%	2.49%	2.51%	2.02%	2.40	% (3)
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65	% (3)
Ratio of net investment income to average net assets	2.60%	2.24%	1.96%	2.31%	1.63	% (3)
Portfolio Turnover Rate (5)	97%	123%	127%	114%	62	% (4)

(1)	The Arrow QVM Equity Factor ETF shares commenced operations on February 24, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized.

(4)	Not annualized.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(7)	Represents total return based on net asset values per share from commencement of investment operations on February 24, 2015 through January 31, 2016. Total return based on net asset value per share, as of the close of business on the day of commencement of trading on the NYSE Arca on February 27, 2015 to January 31, 2016 was (12.64)%.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursements by Arrow Investment Advisors, LLC.

See accompanying notes to financial statements.

ARROW QVM EQUITY FACTOR ETF
NOTES TO FINANCIAL STATEMENTS
January 31, 2020

1.	ORGANIZATION

The Arrow QVM Equity Factor ETF (the “Fund”) is a diversified series of Arrow Investments Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 2, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective seeks to replicate the investment results that generally correspond, before fees and expenses, to the price and yield performance of the AI Quality Value Momentum Index. The investment objective is non-fundamental. The Fund commenced operations on February 24, 2015.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if Arrow Investment Advisors, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Advisor and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”), subject to review by the Board. The Board will review the fair value method in use for securities requiring a fair market value determination and supporting documentation from the Advisor at least quarterly for consistency with the Procedures. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close, generally 4:00pm Eastern Time. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

ARROW QVM EQUITY FACTOR ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2020 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$4,211,820	$—	$—	$4,211,820
Total	$4,211,820	$—	$—	$4,211,820

The Fund did not hold any Level 3 securities during the year.

*	See Portfolio of Investments for industry classification.

ARROW QVM EQUITY FACTOR ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Master Limited Partnerships – The Fund invests in master limited partnerships (“MLPs”) which are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the roughly ninety MLPs in existence, fifty are eligible for inclusion in the Alerian MLP Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net

ARROW QVM EQUITY FACTOR ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 -2019) or expected to be taken in the Fund’s 2020 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Time Deposits – Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

ARROW QVM EQUITY FACTOR ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

3.	INVESTMENT TRANSACTIONS

For the year ended January 31, 2020, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $4,323,559 and $ 4,873,227 respectively.

For the year ended January 31, 2020, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $2,867,042 and $3,679,264 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. The Advisor serves as the Fund’s investment advisor pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. (the “Custodian”) to serve as Custodian and to act as transfer and shareholder services agent. The Trust has also entered into an ETF Distribution Agreement (the “Distribution Agreement”) with Northern Lights Distributors, LLC (“NLD or the “Distributor”) to serve as the distributor for the Fund. Archer Distributors, LLC (“Archer”), an affiliate of the Advisor is also a party to the Distribution Agreement and provides marketing services to the Fund, including responsibility for all the Fund’s marketing and advertising materials.

Pursuant to the Advisory Agreement, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2020 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (exclusive of taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, foreign custody transaction costs and foreign account set up fees and extraordinary expenses such as litigation) will not exceed 0.65% of the Fund’s average daily net assets, herein referred to as the “Expense Limitation.”

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently lower than its Expense Limitation, the Advisor, on a rolling three year basis (within three years after the fees have been waived or reimbursed), shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the Expense Limitation or an expense limitation in place at the time of recapture, whichever is less. If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements for the Fund shall be suspended. For the year ended January 31, 2020, the Advisor waived fees and reimbursed expenses in the amount of $72,264 pursuant to the Waiver Agreement.

ARROW QVM EQUITY FACTOR ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

The following amounts are subject to recapture by the Advisor through the following dates:

1/31/2021	1/31/2022	1/31/2023
$ 72,313	$ 78,821	$ 72,264

The Advisor may seek reimbursement only for expenses that were waived or paid after the effective date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD and Northern Lights Compliance Services, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the

ARROW QVM EQUITY FACTOR ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets. For the year ended January 31, 2020, the Fund received $2,500 and $0 in fixed fees and variable fees, respectively.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$500	2.00%*

*    The maximum Transaction Fee may be up to 2.00% of the amount invested.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the year ended January 31, 2020 and January 31, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2020	January 31, 2019
Ordinary Income	$126,008	$93,010
Long-Term Capital Gain	—	—
Return of Capital	14,397	31,118
	$140,405	$124,128

As of January 31, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(237,617)	$(819,260)	$—	$331,741	$(725,136)

ARROW QVM EQUITY FACTOR ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

The differences between book basis and tax basis, accumulated net investment income/(loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $16,261.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $221,356.

At January 31, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$743,033	$76,227	$819,260	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, tax adjustments for realized gain (loss) on in-kind redemptions, and return of capital distributions resulted in reclassification for the year ended January 31, 2020 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$392,125	$(392,125)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$3,880,062	$366,930	$(35,172)	$331,758

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the

ARROW QVM EQUITY FACTOR ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2020

amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

The Board declared the following distributions after January 31, 2020:

Distribution Per Share	Record Date	Payable Date
$0.0851	3/16/2020	3/23/2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow Investments Trust
and the Shareholders of Arrow QVM Equity Factor ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Arrow QVM Equity Factor ETF, a series of shares of beneficial interest in Arrow Investments Trust (the “Fund”), including the portfolio of investments, as of January 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, and for the period from February 24, 2015 (commencement of operations) through January 31, 2016, and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period from February 24, 2015 through January 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Arrow Investments Trust since 2012. We also served as the auditor of one or more of the Funds in the Funds’ former trust from 2006 through 2012.

Philadelphia, Pennsylvania

March 26, 2020

Arrow QVM Equity Factor ETF
EXPENSE EXAMPLES (Unaudited)
January 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2019 through January 31, 2020.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During	Expenses Paid
	Account Value	Account Value	Period*	During Period**
	8/1/19	1/31/20	8/1/19 - 1/31/20	8/1/19 - 1/31/20
Actual	$1,000.00	$1,031.70	$3.33	0.65%

Hypothetical
(5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

*	“Actual” expense information for the Fund is for the period from August 1, 2019 to January 31, 2020. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 184/365 (to reflect the period from August 1, 2019 to January 31, 2020). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/365 (to reflect the full half-year period).

**	Annualized.

ARROW QVM EQUITY FACTOR ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2020

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At an in person meeting held September 19, 2019 (the “Meeting”), the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Arrow Investments Trust (the “Trust”), and Arrow Investment Advisors, LLC (the “Adviser”) with respect to the Arrow QVM Equity Factor ETF (“Equity Factor ETF” or the “Fund”).

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board and the Board’s discussions with key personnel of the Adviser. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. In considering the renewal of the Advisory Agreement, the Board considered the nature, extent, and quality of services that the Adviser provided to the Fund, including the Adviser’s personnel and resources, a description of the manner in which investment decisions are made and executed, and a review of the financial condition of Arrow. The Board reviewed the services the Adviser provided, including the backgrounds of the personnel that provided the investment management and related services. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered the Adviser’s management of service provider relationships and oversight of sub-advisers.

The Board found that the Adviser had a strong culture of research and compliance at the firm and had demonstrated an ongoing commitment to analyzing various investment strategies in an effort to enhance returns to shareholders. Further, the Board considered the consistency of the Adviser’s team, which provided the Adviser with tremendous experience and intellectual capital. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund was satisfactory.

Performance. The Board reviewed the Fund’s total return compared to the total returns of a group of funds selected by the Adviser that employed similar investment strategies as the Fund (the “peer group”), benchmark index, and Morningstar category average.

Equity Factor ETF: The Board reviewed the Fund’s average total return compared to the average total returns of its peer group, Morningstar category average (Morningstar U.S. Large Blend) and benchmark index (A.I. Quality Value Momentum Index). The Board noted that the Fund outperformed the Morningstar category average over the year-to-date period and the Benchmark Index over the one-year period. The Board also noted that the Fund’s total return underperformed the Morningstar category average and peer group over the one-year period and since the Fund’s inception. The Board considered the Adviser’s observation that the equity market generally favored growth over value and the Fund’s

ARROW QVM EQUITY FACTOR ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2020

strategy of prioritizing value, quality, and momentum participated in the market’s advance but lagged strategies that prioritized growth factors. The Board considered that the Fund had historically performed in-line with the benchmark index and had a three-star Morningstar ranking. The Board concluded that the performance of the Fund was satisfactory.

Advisory Fee. The Board reviewed the Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of the Fund’s peer group and Morningstar category average. The Board discussed their duties to evaluate whether the advisory fee was not unreasonable. The Board noted that the Adviser’s fees are reasonably applied based on the nature of the Fund’s investment strategy. The Board noted that “alternative strategies” may generally require enhanced oversight compared to more traditional asset classes and that such additional cost may be evident in the level of the advisory fee. The Board discussed the level of work involved in the Adviser’s oversight of the Fund.

The Board noted that with respect to the Equity Factor Fund, the advisory fee was lower than the average of its peer group. The Board also noted that the Fund’s advisory fee was above the average of its Morningstar category, and the overall expense ratio was in a reasonable range.

In light of the nature, quality and extent of services the Adviser provided, the Board concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted the Fund had yet reached an asset level where the Adviser could realize meaningful economies of scale. The Board observed that economies of scale would be considered in the future as Fund asset levels grow.

Profitability. The Board also reviewed the profitability of the Adviser with respect to the Fund. The Board noted that the Adviser did not realize a profit in connection with the management of the Fund.

Fallout Benefits. Because of its relationship with the Fund, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement were fair and reasonable, and that the continuation of the Advisory Agreement was in the best interests of the Fund.

Arrow QVM Equity Factor ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2020

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Non-Interested Trustees

Name, Address, and Year of Birth	Position(s)/Term of Office*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
Robert S. Andrialis Born in 1944	Trustee since 2014	Independent Consultant (2016 – present); Advisor, INDXX, LLC (2014 – 2016); President, Secured Growth Quantitative Research (2011–2014).	10	Arrow ETF Trust
Paul Montgomery Born in 1953	Trustee since 2011	Director of Research, Scotia Partners, LLC (2012-present).	10	Arrow ETF Trust
Thomas T. Sarkany Born in 1946	Trustee since 2014	Founder and President, TTS Consultants, LLC (2010 – present).	10	Arrow ETF Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV; Aquila Distributors

Arrow QVM Equity Factor ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2020

Interested Trustees and Officers

Name, Address, and Year of Birth	Position(s)/Term of Office*	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
Joseph Barrato[2] Born in 1965	Chairman of the Board, Trustee, President, and Principal Executive Officer since 2011	Founder and Chief Executive Officer, Arrow Investment Advisors, LLC (2006-present).	10	Arrow ETF Trust
Sothara Chin Born in 1966	Chief Compliance Officer since 2018; Previously from 2011-2015	Managing Partner of Fit Compliance, LLC (2017 - present); Chief Operations Officer and Chief Compliance Officer, Impact Us Marketplace, LLC (2015-2017); Chief Compliance Officer, Arrow Investment Advisors, LLC (2011-2015).	N/A	N/A
Jake Griffith Born in 1978	Secretary since 2011	Founder, President, and Director of Sales, Arrow Investment Advisors, LLC (2006-present).	N/A	N/A
Sam Singh 80 Arkay Dr. Hauppauge, NY 11788 Born in 1976	Principal Financial Officer and Treasurer since 2013	Vice President (2015 - present); Assistant Vice President (2011-2015), Gemini Fund Services, LLC.	N/A	N/A

*	The term of office for each Trustee will continue indefinitely until the individual resigns or is removed. Officers of the Trust are elected annually.

1	The “Fund Complex” includes Arrow ETF Trust, a registered management investment company, in addition to the Trust.

2	Joseph Barrato is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment advisor to each Fund, Arrow Investment Advisors, LLC.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE

Arrow Investments Trust

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arrow Investments Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive
Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $11,000

2019 - $11,000

(b)	Audit-Related Fees

2020 – None

2019 - None

(c)	Tax Fees

2020- $ 2,200

2019 - $ 2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020– None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2020	2019
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $2,200

2019 - $2,200

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow Investments Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 4/09/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 4/09/20

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/ Treasurer

Date 4/09/20